UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-5384

Registrant’s telephone number, including area code

Date of fiscal year end: February 28, 2014

Date of reporting period: February 28, 2014

Item 1. Reports to Stockholders.

Annual Report

February 28, 2014

Snow Capital Small Cap Value Fund

Class A Shares (SNWAX)

Class C Shares (SNWCX)

Institutional Class Shares (SNWIX)

Snow Capital Opportunity Fund

Class A Shares (SNOAX)

Class C Shares (SNOCX)

Institutional Class Shares (SNOIX)

Investment Adviser

Snow Capital Management L.P.

2000 Georgetowne Drive, Suite 200

Sewickley, Pennsylvania 15143

Phone: 1-877-SNOWFND (877-766-9363)

Dear Shareholder:

The 25% return for the S&P 500 Index over the past year was a welcome surprise to most market participants. Only two other times since 2000 has the S&P 500 Index generated returns of this magnitude on a calendar year basis, i.e., up 32% in 2013, 26% in 2009, and 29% in 2003. Perhaps just as surprisingly, the returns were achieved with minimal volatility. The intra-year drawdown over the 12-month period was only 5.7% versus an average of 14.4% over the last 34 years. There remains plenty to worry about (e.g., China’s economic model, Russian sabre rattling, slow economic growth, government debt, Fed tapering, just to name a few) but those investors that remain in the U.S. domestic stock markets appear to have taken a “What, me worry?” approach.

Few investors have had the wherewithall to remain in the U.S. stock market during the past seven years. Withdrawals from equity mutual funds have totaled more than $600 billion cumulatively since January of 2007. U.S. domestic equity funds saw a modest inflow in calendar year 2013, i.e., less than $20 billion.

After the returns of the past year, one would expect to find evidence of investor euphoria. On the contrary, investors still seem reluctant to jump into the U.S. stock market; we appear to be dealing with a continuation of the malaise from the financial crisis. Investors have more financial options available to them than at any other time in history and they appear to be gravitating toward the vast array of alternative investments in lieu of U.S. domestic stocks.

A return of investors to U.S. stocks is a theme we pinpointed as a catalyst in our last annual letter. While 2013 saw the first year of inflows in the last seven years, we would still look to new inflows as a potential catalyst to push the markets higher.

The companies of the S&P 500 Index trade at about 15 times 2014 estimated earnings, right in the middle of the average range over the past 20 years. Stocks appear to be neither compellingly inexpensive nor are they very rich. Valuation is not likely going to be a driver of future returns. That does not mean that multiples cannot expand from here—as it’s likely they will—but we would not use valuation as the justification for equity investment in general.

The odds are against the returns of the past year being replicated in the next 12 months but we see no reason for the bull market to end right now. The economy has continued to chug along at a slow but positive pace while corporations and individuals have the healthiest balance sheets in recent memory. Unemployment has been falling and capital expenditures have been starting to rise. Given the slack that is still present in the U.S. economy we see plenty of room for growth and little reason for a significant economic decline.

While investment opportunities are not as plentiful as they were in the immediate aftermath of the financial crisis, we are still finding compelling investments. With patient discipline we continue to wade through financial reports and SEC filings to find opportunity where others see only risk.

As of December 2012, in a study entitled “Quantitative Analysis of Investor Behavior” conducted by the research firm DALBAR, Inc., for the trailing 20 years ending December 31, 2011, the average investor** in mutual funds realized a return of just 2.3% annualized. During that same time period, the S&P 500 Index returned 8.2% per annum and inflation as measured by the CPI returned 2.5% per annum. The average investor likely fell short of inflation because of their belief that they could somehow guess the market’s direction. By continually purchasing the most recent best performing asset and selling the asset with the poorest performance, many found themselves selling low and buying high. We believe this phenomenon gives credence to irrational markets and value investing, and more importantly, validates the need for active equity management.

An important tenet of the Snow Capital Management L.P. (“Snow Capital” or the “Firm”) investment process is that we do not time the market. We stay fully invested at all times. Being fully invested when an unexpected market moving event produces short-term losses can be difficult to endure, but one does not realize long term returns by continually trying to guess the next market move. Real wealth is built over long periods of time by sticking to an investment discipline in good times and bad.

Snow Capital offers mutual funds that provide an investor the opportunity to leverage the Firm’s value investing process, our resources as an institutional investor, and our professional investment discipline. The funds all utilize the same investment process. Your financial professional can help you determine which fund is best suited to you.

Thank you for choosing the Snow Capital Family of Funds.

Snow Capital Opportunity Fund

How did the Fund perform?

For the full fiscal year ended February 28, 2014 the Institutional Class shares return was 30.67% compared to a return of 25.37% for the S&P 500 Index and 23.65% for the Russell 3000 Value Index. For the six month period ended February 28, 2014, the Institutional Class shares recorded a return of 16.26% compared to a return of 15.07% for the S&P 500 Index and 13.68% for the Russell 3000 Value Index.

How is the Fund managed?

We employ a contrarian value process rooted in the fundamental analysis of individual companies to build a portfolio of investments. The Snow Capital Opportunity Fund typically maintains a portfolio of 30 to 60 U.S.-listed securities. We weight position sizes based on our assessment of upside potential and near-term catalysts. An actively traded equity options strategy is employed with the goals of increasing potential returns and decreasing volatility. The fund may attempt to hedge market exposure through the purchase and/or sale of options, exchange-traded funds, or other securities.

Comments on the market environment during the period

The year 2013 was filled with negative news stories like any other year: political stalemates, volatility in the Middle East, emerging market concerns, recessions in mature economies, and devastating natural disasters. And yet, the U.S. equity markets climbed the wall of worry and went on to hit a new all-time high, with surprisingly low volatility. Although many focused solely on rising stock prices throughout the period, underlying market fundamentals also improved, in turn, helping support the market’s upward momentum.

Top Positive Contributors to the Fund’s Return

For the full year, Financials, Energy, Health Care, and Consumer Discretionary sectors added the most to overall performance.

Two of the best performing stocks for the full year were multi-line insurance companies, Genworth Financial (GNW) and Hartford Financial Services (HIG), which are also two of the Fund’s top five holdings. Both insurers benefitted from rising interest rates through most of 2013. Hartford saw strong pricing trends in their Property & Casualty business with a 2013 return-on-equity of 8.6% and growing into 2014. A recently announced capital management plan will return $2.7 billion of capital to shareholders in the form of share repurchases and debt repayment. Genworth is also improving their return-on-equity through higher pricing in long-term care and lower losses in the U.S. mortgage insurance business. MetLife (MET), another insurance company that benefitted from the improving interest rate environment during 2013, reported strong operating results and hit the low end of its 2016 return-on-equity goals of 12% to 14% through solid underwriting, robust equity markets, and expense control. MET sits with over $4 billion of excess capital while management and investors alike await a regulatory environment favoring returns of capital, most likely through share repurchase. Royal Caribbean Cruises (RCL) had a strong year with solid booking results in Asia, the EU, and Australia. RCL has done well to manage costs and raise on-board spending, resulting in net yield expansion. The Concordia disaster in Europe and Carnival Cruise issues abroad haven’t tempered the demand for RCL’s cruise experiences as much as some analysts had feared. Teva Pharmaceuticals (TEVA), one of 2012’s top detractors and top Fund holding, recently appointed a new CEO and pledged to overhaul their board of directors. The company continues to deliver on their $2B cost improvement goal, which should help offset increased competition for Copaxone, their market-leading multiple sclerosis drug.

Top Detractors from the Fund’s Return

For the full year, no single sector detracted from overall performance. In order of magnitude, the worst performing stock over the last year was Atlas Air Worldwide Holdings (AAWW), which reduced annual earnings guidance in October 2013 due to a weaker than expected commercial airfreight peak season, while also noting that military cargo volumes are falling faster than anticipated. DFC Global (DLLR) slumped due to continued uncertainty around new lending standards in the United Kingdom. The new guidelines will pertain to the allowable interest rate charged on loans, roll-over frequency, and fees for missed payments. VeriFone Systems (PAY) detracted from performance after reporting a weak second quarter of 2013 that saw both revenue and margin pressure. The Fund no longer holds this position. Big Lots (BIG) shares fell precipitously after announcing plans to exit its underperforming Canadian segment in December. Sluggish holiday sales results contributed to the detraction. The Fund no longer holds this position. Finally, Patterson-UTI Energy (PTEN) traded lower on weaker rates for rigs and a fundamental oversupply of the pressure pumping market, which led to price decreases. The Fund exited this position early in the fiscal year and purchased Nabors (NBR), a similar company that trades at a discount to PTEN and offers exposure to international markets.

Were there significant changes to the portfolio?

Compared to the Russell 3000 Value Index, the Fund holds an above-average weight in the Consumer Discretionary, Information Technology, and Energy sectors, and a below-average weight in the Financials, Consumer Staples, and Utilities sectors.

We reduced our exposure to Health Care, Information Technology, and Industrials, and increased our investments in Financials, Energy, Consumer Discretionary, Utilities, and Materials during the year. We have a zero percent weighting in Consumer Staples and Telecommunications Sectors.

As of the end of February, the portfolio held 38 core positions and was approximately 69.6% net long. Purchased puts on the S&P 500 Index aim to serve as a hedge to our long equity portfolio. We are holding cash as a component of our options strategies (e.g., written puts and long call options) and to take advantage of any opportunities the market volatility may provide.

Comments on the Fund’s Five Largest Holdings

Teva Pharmaceuticals (TEVA)

The world’s largest generic pharmaceuticals company with an expanding specialty drug portfolio, TEVA is poised to benefit from an aging industrialized population in conjunction with governments under pressure to slow rising health care costs.

Genworth Financial (GNW)

A large multi-line insurance company, offering life insurance products, long-term care insurance, and mortgage guarantee insurance coverage on residential mortgage loans. On a price to book basis, GNW trades at a significant discount to many of its peers and has exposure to markets outside of life insurance that we find attractive.

J.P. Morgan Chase (JPM)

After navigating the financial crisis and a slew of negative headlines under the leadership of CEO Jamie Dimon, JPM remains the premier lender in the banking industry. With credit trends stabilized and a well-capitalized balanced sheet, JPM should benefit from rising interest rates. We believe much of JPM’s legal woes are behind it and that investor sentiment will improve over time.

Hartford Financial Services (HIG)

Once one of the largest life insurance companies in the United States, Hartford Financial Services Group has transformed itself into a stable property and casualty business focused on personal lines, small business, and middle markets. HIG’s new management team is focused on risk control, expense reduction, improved underwriting, and capital returns for shareholders.

Nabors Industries (NBR)

The largest land drilling contractor in the world and one of the largest well-servicing and workover contractors in North America, NBR is involved in every phase of the life of an oil or gas well.

Snow Capital Small Cap Value Fund

How did the Fund perform?

For the full fiscal year ended February 28, 2014, the Institutional Class shares returned 24.24% compared to a return of 26.19% for the Russell 2000 Value Index. For the six month period ended February 28, 2014, the Institutional Class shares recorded a return of 12.51% compared to a return of 16.23% for the Russell 2000 Value Index.

How is the Fund managed?

We employ a contrarian value process rooted in fundamental investing to build a portfolio of investments. The Snow Capital Small Cap Value Fund typically maintains a portfolio of between 40 and 60 U.S.-listed equities. We weight position sizes based on our assessment of upside potential and near-term catalysts. The Fund draws at least 80% of its investments from companies with market capitalizations between $100 million and $3 billion.

Comments on the market environment during the period

The year 2013 was filled with negative news stories like any other year: political stalemates, volatility in the Middle East, emerging market concerns, recessions in mature economies, and devastating natural disasters. And yet, the U.S. equity markets climbed the wall of worry and went on to hit a new all-time high, with surprisingly low volatility. Although many focused solely on rising stock prices throughout the period, underlying market fundamentals also improved, in turn, helping support the market’s upward momentum.

Top Positive Contributors to the Fund’s Return

For the full year, Health Care, Financials, Industrials, and Information Technology sectors added the most to overall performance.

Spirit AeroSystems (SPR), the Fund’s top contributor, benefitted through 2013 from the strength of the commercial airline industry with production at an all-time high and a backlog of $41 billion. A new management team focused optimizing SPR’s portfolio of businesses and improving free cash flow generation resulted in improved investor sentiment. Protective Life (PL) outperformed on the strength of the equity markets which increased annuity fees, and the rising interest rate environment. The successful acquisition and integration of MONY Life Insurance, purchased in early 2013, also added value for the Fund. Assurant Inc (AIZ), a specialized insurer, was driven by strong results in their Specialty Property segment during the year. AIZ returned $470 million to shareholders in 2013, and holds $440 million of deployable capital.

VeriFone Systems (PAY), a global provider of point-of-sale payment technology services, drove outperformance as management’s plan to reposition the company for growth and higher financial returns were well received. Endo International (ENDP) positively contributed to the Fund’s performance in part due to the acquisition of Paladin Labs, which will enable ENDP to further diversify across products and geographies. ENDP also did well to manage costs ahead of anticipated competition for generic products.

Top Detractors from the Fund’s Return

For the full year, no single sector detracted from overall performance. Atlas Air Worldwide Holdings (AAWW) reduced annual earnings guidance in October 2013 due to a weaker than expected commercial airfreight peak season, while also noting that military cargo volumes are falling faster than anticipated. ION Geophysical (IO) detracted due to cost overruns on a 3-D seismic project and losses from joint ventures. Weakness in the end markets compounded competitive pressures, and the Fund no longer holds the position. DFC Global (DLLR) slumped due to continued uncertainty around new lending standards in the United Kingdom. The new guidelines will pertain to the allowable interest rate charged on loans, roll-over frequency, and fees for missed payments. Jakks Pacific (JAKK), a toy manufacturer, reported declining revenues and earnings due to children shifting to electronic toys at a younger age and by a generally difficult retail environment. The company suspended its dividend in July. The Fund no longer holds this position. Body Central (BODY) also detracted in part due to the tough retail environment, but also due to a lack of early results from initiatives instituted by the new management team.

Were there significant changes to the portfolio?

As of February 28, 2014, the Fund held an overweight in the Industrials, Health Care, and Information Technology sectors compared to the Russell 2000 Value Index. The Fund held below average positions in the Financials, Utilities, and Materials sectors.

We reduced our exposure to Materials, Consumer Discretionary, and Health Care, and increased our investments in Industrials, Information Technology, and Consumer Staples during the year. We currently hold no position within the Telecommunications or Utilities sectors.

Comments on the Fund’s Five Largest Holdings

Health Net (HNT)

Health Net offers managed health care benefits and products, and is poised to benefit from favorable demographic and regulatory trends.

Spirit AeroSystems (SPR)

A designer and manufacturer of aero structures, SPR is well positioned as the global airline fleet ages, emerging market orders increase, and airline traffic continues to grow.

Big Lots (BIG)

Big Lots is a broad-line closeout retailer operating across the United States. With a strong balance sheet, high cash flow generation, and a new management team armed with initiatives, BIG offers growth while trading at a discount to its peers

First Niagara Financial Group (FNFG)

A regional bank with branches throughout the northeast, FNFG boasts stellar credit metrics and a well-diversified balance sheet. With a footprint exposed to energy and manufacturing, FNFG has been able to grow faster than their peers who have focused on real estate lending.

Atlas Air Worldwide Holdings (AAWW)

A leading global air cargo company, AAWW is leveraged to improving economic conditions and the continued recovery in international markets.

** The DALBAR, Inc. study defines the “Average Investor” as follows: The average investor refers to the universe of all mutual fund investors whose actions and financial results are restated to represent a single investor. This approach allows the entire universe of mutual fund investors to be used as the statistical sample, ensuring ultimate reliability.

Past performance is not a guarantee of future results.

The views expressed herein are solely the opinions of Snow Capital Management L.P. We make no representations as to their accuracy. This communication is intended for informational purposes only and does not constitute a solicitation to invest money nor a recommendation to buy or sell certain securities. Equity investments are not appropriate for all investors. Individual investment decisions should be discussed with a financial advisor.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in junk bonds involve a greater risk of default and are subject to a substantially higher degree of credit risk or price changes than other types of debt securities. The Snow Capital Opportunity Fund may use options or futures contracts which have the risks of unlimited losses on the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of the securities prices, interest rates, and currency exchange rates. This investment may not be suitable for all investors.

Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

The S&P 500 Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 3000 Value Index is an unmanaged index of those Russell 3000 companies chosen for their value orientation. The Russell 2000 Value Index is an unmanaged index of those Russell 2000 companies chosen for their value orientation. You cannot invest directly in an index.

The Price-to-Earnings (P/E) ratio is calculated as the current price of a stock divided by its trailing twelve month operating earnings per diluted share of equity

The Price/Book ratio is calculated as the current share price of a stock divided by its book value per diluted share of equity

The CPI or Consumer price index is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services as defined by the Bureau of Labor Statistics

Cash flow is calculated as the most recent four quarters of income before extraordinary and discontinued items plus accumulated depreciation and amortization

Return on Equity or ROE is calculated as net income divided by common stockholders’ equity

The Snow Capital Family of Funds are distributed by Quasar Distributors, LLC.

Snow Capital Family of Funds

Expense Example (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, and (2) ongoing costs, including management fees, distribution (12b-1) and service fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/13 - 2/28/14).

Actual Expenses

The following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Funds you will pay an initial sales charge of 5.25% when you invest. Class A shares are also subject to a 0.50% contingent deferred sales charge for purchases made at the $1,000,000 breakpoint and are redeemed within twelve months of purchase. A 1.00% contingent deferred sales charge is imposed on Class C shares redeemed within twelve months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 0.50% of the net amount of the redemption if you redeem your shares of the Funds within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution (12b-1) and service fees, fund administration and accounting, custody and transfer agent fees. You may use this information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The following table also provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expense Examples (unaudited)

	Beginning Account Value 9/1/2013	Ending Account Value 2/28/2014	Expenses Paid During Period 9/1/13- 2/28/14	Annualized Expense Ratio
Based on Actual Fund Returns
Opportunity Fund*
Institutional	$1,000.00	$1,162.60	$6.70	1.25%
Class C	1,000.00	1,157.30	11.98	2.24
Class A	1,000.00	1,161.40	8.04	1.50
Small Cap Value Fund*
Institutional	1,000.00	1,125.10	8.06	1.53
Class C	1,000.00	1,120.00	13.30	2.53
Class A	1,000.00	1,124.00	9.37	1.78

*	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the most recent 12-month period (365).

	Beginning Account Value 9/1/2013	Ending Account Value 2/28/2014	Expenses Paid During Period 9/1/13- 2/28/14	Annualized Expense Ratio
Based on Hypothetical 5% Yearly Returns
Opportunity Fund*
Institutional	$1,000.00	$1,018.60	$6.26	1.25%
Class C	1,000.00	1,013.69	11.18	2.24
Class A	1,000.00	1,017.36	7.50	1.50
Small Cap Value Fund*
Institutional	1,000.00	1,017.21	7.65	1.53
Class C	1,000.00	1,012.25	12.62	2.53
Class A	1,000.00	1,015.97	8.90	1.78

*	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the most recent 12-month period (365).

Snow Capital Small Cap Value Fund

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. To achieve its investment objective, the Fund will invest at least 80% of its net assets in equity securities of companies with small market capitalizations (“small cap companies”). The Adviser selects equity securities for the Fund using a bottom-up approach that seeks to identify small cap companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of February 28, 2014 is shown below.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited) (Continued)

The investment objective of the Fund is protection of investment principal and long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in domestic equity securities, including common and preferred stocks, convertible securities and shares of other investment companies and exchange-traded funds that invest in equity securities. To the extent deemed appropriate by the Adviser to mitigate the risks of volatility in the U.S. equity market, the Fund seeks protection of investment principal by using derivative instruments, including options and/or futures contracts. The Adviser selects investments for the Fund using a bottom-up approach that seeks to identify companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of February 28, 2014 is shown below.

*	Written Options (0.33%)

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of February 28, 2014(1)

	One Year	Three Years	Five Years	Since Inception (4/28/06)
Opportunity Fund
Class A (with sales charge)	23.54%	10.23%	27.58%	6.03%
Class A (without sales charge)	30.36%	12.24%	28.96%	6.77%
Class C (with sales charge)	28.42%	11.49%	28.02%	6.01%
Class C (without sales charge)	29.42%	11.49%	28.02%	6.01%
Institutional Class	30.67%	12.51%	29.27%	7.02%
S&P 500 Index	25.37%	14.35%	23.00%	6.83%

	One Year	Three Years		Since Inception (11/30/10)
Small Cap Value Fund
Class A (with sales charge)	17.45%	12.16%		18.36%
Class A (without sales charge)	23.94%	14.20%		20.35%
Class C (with sales charge)	22.00%	13.33%		19.44%
Class C (without sales charge)	23.00%	13.33%		19.44%
Institutional Class	24.24%	14.47%		20.63%
Russell 2000 Value Index	26.19%	12.79%		16.33%

(1)

With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A and the applicable contingent deferred sales charge for Class C. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-SNOWFND (877-766-9363). The Funds impose a 0.50% redemption fee on shares held 30 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

Short-term performance, in particular, is not a good indication of the Funds’ future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown in the table above and the following graphs assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graphs below illustrate performance of a hypothetical investment made in the Funds and a broad- based securities index on each Fund’s inception date. The graphs do not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. One cannot invest directly in an index.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.

Snow Capital Small Cap Value Fund

Schedule of Investments

February 28, 2014

	Shares	Value
COMMON STOCKS - 96.28%
Aerospace & Defense - 5.46%
Ducommun, Inc. (a)	20,390	$566,842
LMI Aerospace, Inc. (a)	53,938	804,216
Spirit Aerosystems Holdings, Inc. (a)	131,300	3,785,378

		5,156,436

Air Freight & Logistics - 3.77%
Atlas Air Worldwide Holdings, Inc. (a)	118,300	3,564,379

Auto Components - 1.68%
Modine Manufacturing Co. (a)	107,100	1,584,009

Biotechnology - 3.28%
Myriad Genetics, Inc. (a)	85,500	3,095,955

Capital Markets - 0.96%
Cowen Group, Inc. (a)	61,700	264,076
Manning & Napier, Inc.	44,000	646,360

		910,436

Chemicals - 0.69%
LSB Industries, Inc. (a)	19,800	647,262

Commercial Banks - 7.24%
First Commonwealth Financial Corp.	32,000	272,640
First Niagara Financial Group, Inc.	395,110	3,583,648
FNB Corp.	120,500	1,468,895
TCF Financial Corp.	93,445	1,506,333

		6,831,516

Commercial Services & Supplies - 1.13%
Acco Brands Corp. (a)	180,100	1,066,192

Communications Equipment - 1.83%
Black Box Corp.	64,805	1,723,813

Computers & Peripherals - 3.44%
Silicon Graphics International Corp. (a)	263,650	3,245,532

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

February 28, 2014

	Shares	Value
Consumer Finance - 1.98%
DFC Global Corp. (a)	227,000	$1,868,210

Distributors - 1.29%
VOXX International Corp. (a)	93,380	1,213,940

Electrical Equipment - 4.49%
Global Power Equipment Group, Inc.	52,875	968,670
GrafTech International Ltd. (a)	337,400	3,272,780

		4,241,450

Electronic Equipment, Instruments & Components - 3.35%
Jabil Circuit, Inc.	26,000	481,260
Orbotech Ltd. - ADR (a)	76,355	1,083,477
OSI Systems, Inc. (a)	26,000	1,598,220

		3,162,957

Energy Equipment & Services - 3.73%
McDermott International, Inc. - ADR (a)(b)	231,000	1,924,230
Patterson-UTI Energy, Inc.	30,640	891,930
Tidewater, Inc.	14,500	706,440

		3,522,600

Food Products - 0.68%
Omega Protein Corp. (a)	58,700	638,069

Health Care Equipment & Supplies - 3.87%
Integra LifeSciences Holdings Corp. (a)	41,600	1,956,864
Orthofix International NV (a)	48,200	1,071,004
Photomedex, Inc. (a)	43,000	629,520

		3,657,388

Health Care Providers & Services - 7.81%
Community Health Systems, Inc. (a)	84,835	3,521,501
Health Net, Inc. (a)	113,035	3,848,842

		7,370,343

Health Care Technology - 1.28%
Quality Systems, Inc.	69,235	1,208,843

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

February 28, 2014

	Shares	Value
Insurance - 5.21%
Assurant, Inc.	20,710	$1,359,197
Protective Life Corp.	68,300	3,561,162

		4,920,359

IT Services - 2.90%
VeriFone Systems, Inc. (a)	94,600	2,738,670

Machinery - 7.46%
Kennametal, Inc.	80,900	3,538,565
Terex Corp.	14,105	628,096
Titan International, Inc.	151,800	2,878,128

		7,044,789

Multiline Retail - 3.88%
Big Lots, Inc. (a)	124,265	3,672,031

Office Electronics - 1.90%
Zebra Technologies Corp. (a)	26,035	1,796,155

Oil, Gas & Consumable Fuels - 4.56%
Alon USA Energy, Inc.	100,000	1,339,000
Carrizo Oil & Gas, Inc. (a)	8,030	399,412
PBF Energy, Inc.	102,000	2,570,401

		4,308,813

Personal Products - 1.57%
Medifast, Inc. (a)	56,500	1,488,210

Professional Services - 1.62%
Acacia Research Corp.	100,000	1,533,000

Semiconductors & Semiconductor Equipment - 2.40%
Omnivision Technologies, Inc. (a)	131,300	2,267,551

Specialty Retail - 3.77%
Abercrombie & Fitch Co.	38,000	1,505,940
American Eagle Outfitters, Inc.	113,700	1,652,061
Body Central Corp. (a)	129,000	402,480

		3,560,481

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

February 28, 2014

	Shares	Value
Textiles, Apparel & Luxury Goods - 1.17%
Vera Bradley, Inc. (a)	41,700	$1,105,050

Trading Companies & Distributors - 1.88%
Titan Machinery, Inc. (a)	112,000	1,771,840

TOTAL COMMON STOCKS (Cost $81,217,627)		$90,916,279

REAL ESTATE INVESTMENT TRUST - 1.83%
Highwoods Properties, Inc.	45,780	1,726,364

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $1,597,287)		$1,726,364

SHORT-TERM INVESTMENT - 0.38%
Money Market Fund - 0.38%
Fidelity Institutional Government Portfolio	361,953	361,953

TOTAL SHORT-TERM INVESTMENT (Cost $361,953)		$361,953

Total Investments (Cost $83,176,867) - 98.49%		93,004,596
Other Assets in Excess of Liabilities - 1.51%		1,427,344

TOTAL NET ASSETS - 100.00%		$94,431,940

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Snow Capital Opportunity Fund

Schedule of Investments

February 28, 2014

	Shares	Value
COMMON STOCKS - 84.86%
Aerospace & Defense - 2.17%
Textron, Inc.	180,000	$7,146,000

Air Freight & Logistics - 2.27%
Atlas Air Worldwide Holdings, Inc. (a)	248,500	7,487,305

Auto Components - 1.50%
TRW Automotive Holdings Corp. (a)	60,000	4,939,200

Automobiles - 0.23%
Ford Motor Co.	50,000	769,500

Biotechnology - 1.31%
Myriad Genetics, Inc. (a)	119,000	4,308,990

Commercial Banks - 2.02%
First Niagara Financial Group, Inc.	735,000	6,666,450

Computers & Peripherals - 5.57%
Apple, Inc.	17,200	9,051,328
Hewlett-Packard Co.	310,000	9,262,800

		18,314,128

Consumer Finance - 2.19%
DFC Global Corp. (a)	875,600	7,206,188

Diversified Financial Services - 6.35%
Bank of America Corp.	612,000	10,116,360
JP Morgan Chase & Co. (c)	190,200	10,807,164

		20,923,524

Electric Utilities - 1.11%
Exelon Corp.	120,000	3,649,200

Electronic Equipment, Instruments & Components - 2.64%
Avnet, Inc.	200,000	8,706,000

Energy Equipment & Services - 8.06%
Baker Hughes, Inc.	135,000	8,542,800
McDermott International, Inc. (a)(b)	950,000	7,913,500
Nabors Industries Ltd.(b)	440,000	10,128,800

		26,585,100

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 28, 2014

	Shares	Value
Health Care Providers & Services - 4.78%
Community Health Systems, Inc. (a)	161,965	$6,723,167
Health Net Inc. (a)	265,000	9,023,250

		15,746,417

Hotels, Restaurants & Leisure - 2.57%
Royal Caribbean Cruises Ltd. (b)	160,000	8,468,800

Insurance - 9.50%
Genworth Financial, Inc. (a)	708,000	11,002,320
Hartford Financial Services Group, Inc. (c)	305,700	10,757,583
MetLife, Inc. (c)	188,000	9,525,960

		31,285,863

Machinery - 4.44%
Kennametal, Inc.	170,000	7,435,800
Terex Corp.	161,500	7,191,595

		14,627,395

Metals & Mining - 4.37%
Newmont Mining Corp.	210,000	4,884,600
Rio Tinto PLC - ADR	166,000	9,511,800

		14,396,400

Multiline Retail - 7.32%
Big Lots, Inc. (a)	10,000	295,500
Kohl’s Corp.	155,000	8,709,450
Macy’s, Inc.	136,600	7,903,676
Target Corp.	115,000	7,192,100

		24,100,726

Oil, Gas & Consumable Fuels - 7.35%
BP PLC - ADR	200,000	10,122,000
PBF Energy, Inc.	315,000	7,938,000
Phillips 66	82,000	6,138,520

		24,198,520

Pharmaceuticals - 3.89%
Teva Pharmaceutical Industries Ltd. - ADR (c)	257,000	12,821,730

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 28, 2014

	Shares	Value
Semiconductors & Semiconductor Equipment - 5.22%
Broadcom Corp.	275,000	$8,173,000
Intel Corp.	365,000	9,037,400

		17,210,400

TOTAL COMMON STOCKS (Cost $219,558,633)		$279,557,836

	Principal Amount	Value
CONVERTIBLE BONDS - 2.76%
DFC Global Corp. 3.25%, 04/15/2017	$1,500,000	$1,210,313
MGIC Investment Corp. 9.00%, 04/01/2063	6,555,000	7,882,387

TOTAL CONVERTIBLE BONDS (Cost $5,193,933)		$9,092,700

	Shares	Value
SHORT-TERM INVESTMENT - 12.57%
Money Market Fund - 12.57%
Fidelity Institutional Government Portfolio	41,413,564	$41,413,564

TOTAL SHORT-TERM INVESTMENT (Cost $41,413,564)		$41,413,564

Total Investments (Cost $266,166,130) - 100.19%		330,064,100
Liabilities in Excess of Other Assets - (0.19)%		(618,982)

TOTAL NET ASSETS - 100.00%		$329,445,118

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 28, 2014

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	All or a portion of this security is pledged as collateral for options written.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Snow Capital Opportunity Fund

Schedule of Options Written

February 28, 2014

	Contracts	Value
CALL OPTIONS
Bank of America Corp.
Expiration: March, 2014, Exercise Price: $18.00	400	$1,600
Bank of America Corp.
Expiration: April, 2014, Exercise Price: $17.00	400	14,800
Big Lots, Inc.
Expiration: March, 2014, Exercise Price: $30.00	100	16,500
Broadcom Corp.
Expiration: March, 2014, Exercise Price: $32.00	400	2,800
Genworth Financial, Inc.
Expiration: April, 2014, Exercise Price: $16.00	150	6,600
Hartford Financial Services Group, Inc.
Expiration: April, 2014, Exercise Price: $36.00	300	19,200
Health Net Inc.
Expiration: March, 2014, Exercise Price: $35.00	398	24,278
Kennametal, Inc.
Expiration: March, 2014, Exercise Price: $50.00	300	5,250
Kohl’s Corp.
Expiration: April, 2014, Exercise Price: $60.00	200	8,600
Nabors Industries Ltd.
Expiration: April, 2014, Exercise Price: $24.00	400	27,000
Royal Caribbean Cruises Ltd.
Expiration: March, 2014, Exercise Price: $50.00	200	63,100
Royal Caribbean Cruises Ltd.
Expiration: April, 2014, Exercise Price: $55.00	200	19,600
Terex Corp.
Expiration: April, 2014, Exercise Price: $47.00	22	2,200
Teva Pharmaceutical Industries Ltd. - ADR
Expiration: April, 2014, Exercise Price: $52.50	300	26,100
Textron, Inc.
Expiration: March, 2014, Exercise Price: $40.00	200	14,200

		251,828

PUT OPTIONS
Atlas Worldwide Holdings, Inc.
Expiration: March, 2014, Exercise Price: $35.00	300	129,000

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

February 28, 2014

	Contracts	Value
Atlas Worldwide Holdings, Inc.
Expiration: March, 2014, Exercise Price: $37.50	285	$189,525
Avnet, Inc.
Expiration: March, 2014, Exercise Price: $42.00	500	20,000
Big Lots, Inc.
Expiration: March, 2014, Exercise Price: $27.50	300	30,300
Broadcom Corp.
Expiration: March, 2014, Exercise Price: $29.00	300	11,400
Community Health Systems, Inc.
Expiration: March, 2014, Exercise Price: $39.00	484	9,680
DFC Global Corp.
Expiration: March, 2014, Exercise Price: $10.00	944	174,640
Ford Motor Co.
Expiration: March, 2014, Exercise Price: $16.00	400	29,200
Ford Motor Co.
Expiration: April, 2014, Exercise Price: $15.00	500	15,000
Genworth Financial, Inc.
Expiration: March, 2014, Exercise Price: $14.00	300	2,250
Genworth Financial, Inc.
Expiration: March, 2014, Exercise Price: $15.00	300	5,700
Hewlett-Packard Co.
Expiration: March, 2014, Exercise Price: $29.00	300	12,300
JPMorgan Chase & Co.
Expiration: March, 2014, Exercise Price: $55.00	200	8,200
Macy’s, Inc.
Expiration: March, 2014, Exercise Price: $52.50	300	3,000
McDermott International, Inc.
Expiration: March, 2014, Exercise Price: $8.00	400	12,000
McDermott International, Inc.
Expiration: March, 2014, Exercise Price: $9.00	300	27,000
Myriad Genetics, Inc.
Expiration: March, 2014, Exercise Price: $24.00	300	5,250
Myriad Genetics, Inc.
Expiration: March, 2014, Exercise Price: $30.00	500	18,750
Nabors Industries Ltd.
Expiration: March, 2014, Exercise Price: $17.00	47	71

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

February 28, 2014

	Contracts	Value
Newmont Mining Corp.
Expiration: March, 2014, Exercise Price: $22.00	200	$7,000
Newmont Mining Corp.
Expiration: March, 2014, Exercise Price: $24.00	300	40,500
Nuance Communications, Inc.
Expiration: March, 2014, Exercise Price: $15.00	500	17,500
Phillips 66
Expiration: March, 2014, Exercise Price: $72.50	200	18,000
Rio Tinto PLC - ADR
Expiration: March, 2014, Exercise Price: $52.50	300	10,500
Royal Caribbean Cruises Ltd.
Expiration: March, 2014, Exercise Price: $47.00	200	2,500
Titan International, Inc.
Expiration: March, 2014, Exercise Price: $17.50	600	9,000
TRW Automotive Holdings Corp.
Expiration: April, 2014, Exercise Price: $80.00	200	33,800
Ultra
Expiration: March, 2014, Exercise Price: $22.00	600	8,400

		850,466

Total Options Written (Premiums received $1,319,200)		$1,102,294

Snow Capital Family of Funds

Statements of Assets and Liabilities

February 28, 2014

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund

ASSETS
Investments, at value: (Cost $83,176,867 and $266,166,130, respectively)	$93,004,596	$330,064,100
Dividends and interest receivable	108,779	907,766
Receivable for investments sold	1,811,435	31,792
Receivable for Fund shares sold	2,670,934	741,266
Other assets	16,443	15,504

TOTAL ASSETS	97,612,187	331,760,428

LIABILITIES
Written options, at value (premiums received of $0 and $1,319,200, respectively)	—	1,102,294
Payable for investments purchased	2,875,245	56,265
Payable for Fund shares redeemed	32,610	516,662
Payable to affiliates	64,146	136,946
Payable to Adviser	55,651	238,380
Payable for distribution fees	70,123	140,501
Payable for shareholder servicing fees	20,793	7,199
Accrued expenses and other liabilities	61,679	117,063

TOTAL LIABILITIES	3,180,247	2,315,310

NET ASSETS	$94,431,940	$329,445,118

Net assets consist of:
Paid-in Capital	$81,360,675	$255,178,791
Accumulated net investment income	—	197,007
Accumulated net realized gain	3,243,536	9,954,444
Net unrealized appreciation on:
Investments	9,827,729	63,897,970
Written options	—	216,906

NET ASSETS	$94,431,940	$329,445,118

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Assets and Liabilities (Continued)

February 28, 2014

COMPUTATION OF NET ASSET VALUE	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund

CLASS A SHARES
Net assets	$53,754,814	$125,242,580
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	1,635,615	4,114,670
Net asset value and redemption price per share(1)	$32.87	$30.44
Maximum offering price per share (Net Assets Value per share divided by 0.9475)(2)	$34.69	$32.13

CLASS C SHARES
Net assets	$13,924,482	$52,955,276
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	435,000	1,813,415
Net asset value, redemption price and offering price per share(1) (3)	$32.01	$29.20

INSTITUTIONAL SHARES
Net assets	$26,752,644	$151,247,262
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	807,215	4,931,208
Net asset value, redemption price and offering price per share(1)	$33.14	$30.67

(1)	If applicable, redemption price per share may be reduced by a 0.50% redemption fee for shares redeemed within thirty days of purchase.
(2)	Reflects a maximum sales charge of 5.25%.
(3)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within twelve months of purchase.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Operations

For the Year Ended February 28, 2014

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund

INVESTMENT INCOME
Dividend income	$549,726	$4,170,375	(1)
Interest income	59	747,732

TOTAL INVESTMENT INCOME	549,785	4,918,107

EXPENSES
Management fees	798,481	3,138,441
Administration fees	132,316	342,218
Distribution fees - Class A	99,027	327,389
Transfer agent fees and expenses	88,576	266,456
Distribution fees - Class C	57,761	349,563
Federal and state registration fees	47,559	40,978
Audit and tax fees	28,030	30,283
Shareholder servicing fees - Class C	19,254	101,217
Custody fees	13,873	37,265
Legal fees	11,692	21,211
Reports to shareholders	8,497	34,268
Chief Compliance Officer fees and expenses	7,997	8,001
Trustees’ fees and expenses	5,795	5,750
Other expenses	9,439	18,060

TOTAL EXPENSES	1,328,297	4,721,100

Less waivers and reimbursement by Adviser (Note 4)	(82,607)	—

NET EXPENSES	1,245,690	4,721,100

NET INVESTMENT INCOME (LOSS)	(695,905)	197,007

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	$7,771,711	$47,304,302
Purchased options	—	(340,721)
Written options	—	4,423,885
Net change in unrealized appreciation on:
Investments	5,698,356	28,903,984
Purchased options	—	51,792
Written options	—	270,653

NET REALIZED AND UNREALIZED GAIN	13,470,067	80,613,895

NET INCREASE IN NET ASSETS FROM OPERATIONS	$12,774,162	$80,810,902

(1)	Net of $43,255 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Small Cap Value Fund

Statements of Changes in Net Assets

	Year Ended February 28, 2014	Year Ended February 28, 2013

FROM OPERATIONS
Net investment loss	$(695,905)	$(237,009)
Net realized gain on:
Investments	7,771,711	1,474,096
Net change in unrealized appreciation
Investments	5,698,356	2,438,544

Increase in Net Assets from Operations	12,774,162	3,675,631

FROM DISTRIBUTIONS
Net realized gain - Class A	(2,040,598)	(808,244)
Net realized gain - Class C	(530,719)	(105,629)
Net realized gain - Institutional	(1,048,673)	(286,016)

Net decrease in net assets resulting from distributions paid	(3,619,990)	(1,199,889)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	25,423,418	16,815,962
Proceeds from shares sold - Class C	10,627,147	1,086,904
Proceeds from shares sold - Institutional	19,889,117	5,482,372
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	1,178,977	586,301
Net asset value of shares issued to shareholders in payment of distributions declared - Class C	344,684	84,970
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional	555,070	228,162
Payments for shares redeemed - Class A(1)	(5,675,382)	(3,707,572)
Payments for shares redeemed - Class C(2)	(491,137)	(564,173)
Payments for shares redeemed - Institutional(3)	(4,887,511)	(4,745,790)

Net Increase from capital share transactions	46,964,383	15,267,136

TOTAL INCREASE IN NET ASSETS	56,118,555	17,742,878
NET ASSETS
Beginning of Period	$38,313,385	$20,570,507

End of Period	$94,431,940	$38,313,385

ACCUMULATED NET INVESTMENT LOSS	$—	$—

(1)	Net of redemption fees of $501 and $127 for the years ended February 28, 2014 and February 28, 2013, respectively.
(2)	Net of redemption fees of $56 and $0 for the years ended February 28, 2014 and February 28, 2013, respectively.
(3)	Net of redemption fees of $510 and $45 for the years ended February 28, 2014 and February 28, 2013, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Opportunity Fund

Statements of Changes in Net Assets

	Year Ended February 28, 2014	Year Ended February 28, 2013

FROM OPERATIONS
Net investment income	$197,007	$55,146
Net realized gain on:
Investments	47,304,302	21,325,184
Short transactions	—	666
Purchased options	(340,721)	(414,288)
Written options	4,423,885	5,001,800
Net change in unrealized appreciation
Investments	28,903,984	4,707,287
Purchased options	51,792	560,370
Written options	270,653	(926,298)

Increase in Net Assets from Operations	80,810,902	30,309,867

FROM DISTRIBUTIONS
Net investment income - Class A	—	(140,366)
Net investment income - Institutional	(53,239)	(554,752)

Net decrease in net assets resulting from distributions paid	(53,239)	(695,118)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	85,978,976	13,249,496
Proceeds from shares sold - Class C	7,351,121	1,587,606
Proceeds from shares sold - Institutional	34,461,328	27,747,880
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	—	54,033
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional	30,554	356,271
Payments for shares redeemed - Class A(1)	(81,454,677)	(57,736,950)
Payments for shares redeemed - Class C(2)	(6,517,436)	(11,664,793)
Payments for shares redeemed - Institutional(3)	(28,754,700)	(48,629,194)

Net Increase (Decrease) from capital share transactions	11,095,166	(75,035,651)

TOTAL INCREASE (DECREASE) IN NET ASSETS	91,852,829	(45,420,902)
NET ASSETS
Beginning of Period	$237,592,289	$283,013,191

End of Period	$329,445,118	$237,592,289

ACCUMULATED NET INVESTMENT INCOME	$197,007	$55,146

(1)	Net of redemption fees of $1,747 and $801 for the years ended February 28, 2014 and February 28, 2013, respectively.
(2)	Net of redemption fees of $102 and $0 for the years ended February 28, 2014 and February 28, 2013, respectively.
(3)	Net of redemption fees of $967 and $96 for the years ended February 28, 2014 and February 28, 2013, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$27.67	$25.12	$24.50	$20.00

Income from investment operations:
Net investment loss(2)	(0.33)	(0.23)	(0.26)	(0.08	)(3)
Net realized and unrealized gain on investments	6.98	4.22	0.98	4.58

Total from Investment Operations	6.65	3.99	0.72	4.50

Less Distributions:
From net realized gain on investments	(1.45)	(1.44)	(0.10)	—

Total Distributions to Shareholders	(1.45)	(1.44)	(0.10)	—

Paid-in capital from redemption fees (Note 2)	0.00 (4)	0.00 (4)	0.00 (4)	—

Net Asset Value, End of Period	$32.87	$27.67	$25.12	$24.50

Total Return(5)(6)	23.94%	16.67%	3.00%	22.50%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$53,755	$27,052	$11,611	$2,726
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(7)	2.00%	2.80%	3.67%	16.14%
After waivers and reimbursements of expenses(7)	1.87%	2.00%	2.00%	2.00%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(7)	(1.18)%	(1.80)%	(2.84)%	(15.54)%
After waivers and reimbursements of expenses(7)	(1.05)%	(1.00)%	(1.17)%	(1.40)%
Portfolio turnover rate(6)	66.22%	89.48%	77.25%	14.76%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Per share net investment loss was calculated prior to tax adjustments.
(4)	Less than 0.005 cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$27.18	$24.89	$24.46	$20.00

Income from investment operations:
Net investment loss(2)	(0.54)	(0.42)	(0.44)	(0.12	)(3)
Net realized and unrealized gain on investments	6.82	4.15	0.97	4.58

Total from Investment Operations	6.28	3.73	0.53	4.46

Less Distributions:
From net realized gain on investments	(1.45)	(1.44)	(0.10)	—

Total Distributions to Shareholders	(1.45)	(1.44)	(0.10)	—

Paid-in capital from redemption fees (Note 2)	0.00 (4)	—	—	—

Net Asset Value, End of Period	$32.01	$27.18	$24.89	$24.46

Total Return(5)(6)	23.00%	15.77%	2.22%	22.30%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$13,924	$2,692	$1,891	$264
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(7)	2.72%	3.55%	4.42%	19.09%
After waivers and reimbursements of expenses(7)	2.59%	2.75%	2.75%	2.75%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(7)	(1.85)%	(2.58)%	(3.59)%	(18.47)%
After waivers and reimbursements of expenses(7)	(1.72)%	(1.78)%	(1.92)%	(2.13)%
Portfolio turnover rate(6)	66.22%	89.48%	77.25%	14.76%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Per share net investment loss was calculated prior to tax adjustments.
(4)	Less than 0.005 cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$27.82	$25.19	$24.51	$20.00

Income from investment operations:
Net investment loss(2)	(0.25)	(0.19)	(0.21)	(0.06	)(3)
Net realized and unrealized gain (loss) on investments	7.02	4.26	0.99	4.57

Total from Investment Operations	6.77	4.07	0.78	4.51

Less Distributions:
From net realized gain on investments	(1.45)	(1.44)	(0.10)	—

Total Distributions to Shareholders	(1.45)	(1.44)	(0.10)	—

Paid-in capital from redemption fees (Note 2)	0.00 (4)	0.00 (4)	0.00 (4)	—

Net Asset Value, End of Period	$33.14	$27.82	$25.19	$24.51

Total Return(5)(6)	24.24%	16.94%	3.24%	22.55%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$26,753	$8,570	$7,069	$1,640
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(6)	1.74%	2.55%	3.42%	18.78%
After waivers and reimbursements of expenses(6)	1.61%	1.75%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(6)	(0.90)%	(1.60)%	(2.59)%	(18.06)%
After waivers and reimbursements of expenses(6)	(0.77)%	(0.80)%	(0.92)%	(1.04)%
Portfolio turnover rate(5)	66.22%	89.48%	77.25%	14.76%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Per share net investment loss was calculated prior to tax adjustments.
(4)	Less than 0.005 cent per share.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012	Year Ended February 28, 2011	Year Ended February 28, 2010

Net Asset Value, Beginning of Period	$23.35	$20.11	$21.57	$18.12	$8.70

Income (loss) from investment operations:
Net investment income (loss)(1)	0.01	0.00 (2)	0.04	(0.04)	0.05
Net realized and unrealized gain (loss) on investments	7.08	3.28	(1.50)	3.53	9.63

Total from Investment Operations	7.09	3.28	(1.46)	3.49	9.68

Less Distributions:
From investment loss	—	(0.04)	—	(0.04)	(0.26)

Total Distributions to Shareholders	—	(0.04)	—	(0.04)	(0.26)

Paid-in capital from redemption fees (Note 2)(2)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$30.44	$23.35	$20.11	$21.57	$18.12

Total Return(3)(4)	30.36%	16.33%	(6.77)%	19.25%	111.50%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$125,243	$87,352	$122,004	$124,183	$71,389
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(5)	1.51%	1.55%	1.58%	1.56%	1.60%
Excluding dividends and interest expense on short positions	—	—	1.54%	—	—
After waivers, reimbursements and recoupments of expenses(5)	1.51%	1.55%	1.58%	1.56%	1.60%
Excluding dividends and interest expense on short positions	—	—	1.54%	—	—
Ratio of net investment income (loss) to average net assets
Before waivers, reimbursements and recoupments of expenses(5)	0.04%	0.02%	0.23%	(0.21)%	0.32%
After waivers, reimbursements and recoupments of expenses(5)	0.04%	0.02%	0.23%	(0.21)%	0.32%
Portfolio turnover rate(4)	90.69%	81.32%	85.09%	50.51%	61.04%

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)	Less than 0.005 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.
(6)	The net investment loss ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012	Year Ended February 28, 2011	Year Ended February 28, 2010

Net Asset Value, Beginning of Period	$22.57	$19.53	$21.08	$17.81	$8.57

Income (loss) from investment operations:
Net investment income (loss)(1)	(0.17)	(0.13)	(0.07)	(0.18)	(0.05)
Net realized and unrealized gain (loss) on investments	6.80	3.17	(1.48)	3.46	9.44

Total from Investment Operations	6.63	3.04	(1.55)	3.28	9.39

Less Distributions:
From investment loss	—	—	—	(0.01)	(0.15)

Total Distributions to Shareholders	—	—	—	(0.01)	(0.15)

Paid-in capital from redemption fees (Note 2)	0.00 (2)	—	0.00 (2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Period	$29.20	$22.57	$19.53	$21.08	$17.81

Total Return(3)(4)	29.42%	15.51%	(7.31)%	18.43%	109.55%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$52,955	$40,300	$45,172	$60,855	$52,980
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(5)	2.22%	2.26%	2.18%	2.31%	2.35%
Excluding dividends and interest expense on short positions	—	—	2.14%	—	—
After waivers, reimbursements and recoupments of expenses(5)	2.22%	2.60%	2.18%	2.31%	2.35%
Excluding dividends and interest expense on short positions	—	—	2.14%	—	—
Ratio of net investment income (loss) to average net assets
Before waivers, reimbursements and recoupments of expenses(5)	(0.64)%	(0.68)%	(0.36)%	(0.96)%	(0.35)%
After waivers, reimbursements and recoupments of expenses(5)	(0.64)%	(0.68)%	(0.36)%	(0.96)%	(0.35)%
Portfolio turnover rate(4)	90.69%	81.31%	85.09%	50.51%	61.04%

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)	Less than 0.005 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.
(6)	The net investment loss ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012	Year Ended February 28, 2011	Year Ended February 28, 2010

Net Asset Value, Beginning of Period	$23.48	$20.25	$21.66	$18.15	$8.70

Income (loss) from investment operations:
Net investment income(1)	0.09	0.05	0.09	0.01	0.10
Net realized and unrealized gain (loss) on investments	7.11	3.29	(1.50)	3.54	9.64

Total from Investment Operations	7.20	3.34	(1.41)	3.55	9.74

Less Distributions:
From investment loss	(0.01)	(0.11)	—	(0.04)	(0.29)

Total Distributions to Shareholders	(0.01)	(0.11)	—	(0.04)	(0.29)

Paid-in capital from redemption fees (Note 2)(2)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$30.67	$23.48	$20.25	$21.66	$18.15

Total Return(3)	30.67%	16.59%	6.51%	19.58%	111.96%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$151,247	$109,940	$115,837	$115,055	$94,703
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(4)	1.26%	1.31%	1.33%	1.31%	1.35%
Excluding dividends and interest expense on short positions	—	—	1.29%	—	—
After waivers, reimbursements and recoupments of expenses(4)	1.26%	1.31%	1.33%	1.31%	1.35%
Excluding dividends and interest expense on short positions	—	—	1.29%	—	—
Ratio of net investment income(loss) to average net assets
Before waivers, reimbursements and recoupments of expenses(4)	0.32%	0.28%	0.49%	0.04%	0.61%
After waivers, reimbursements and recoupments of expenses(4)	0.32%	0.28%	0.49%	0.04%	0.61%
Portfolio turnover rate(3)	90.69%	81.32%	85.09%	50.51%	61.04%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Less than 0.005 cent per share.
(3)	Not annualized for periods less than a full year.
(4)	Annualized for periods less than a full year.
(5)	The net investment loss ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Notes to Financial Statements

February 28, 2014

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the Snow Capital Family of Funds (the “Funds”) represents a distinct portfolio with its own investment objectives and policies within the Trust. The investment objective of the Snow Capital Opportunity Fund is protection of investment principal and long-term capital appreciation. The investment objective of the Snow Capital Small Cap Value Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Trust are segregated, and a shareholder’s interest is limited to the Funds in which shares are held. The Trust has designated three classes of Fund shares: Class A, Class C and Institutional Class. The three classes differ principally in their respective distribution expense arrangements as well as their respective sales and redemption fee arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Class A shares are subject to an initial maximum sales charge of 5.25% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Funds’ prospectus. Class A shares are subject to a contingent deferred sales charge of 0.50% for purchases made at the $1,000,000 breakpoint that are redeemed within twelve months of purchase. Class C shares are subject to a contingent deferred sales charge for redemptions made within twelve months of purchase, in accordance with the Funds’ prospectus. The contingent deferred sales charge is 1.00% of the lesser of the original purchase price or the value of shares being redeemed. Institutional Class shares are no-load shares. The Snow Capital Opportunity Fund became effective and commenced operations on April 28, 2006. The Snow Capital Small Cap Value Fund became effective and commenced operations on November 30, 2010. Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Snow Capital Management L.P. (the “Adviser”), the Funds investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

The Funds’ securities, including American Depositary Receipts (“ADRs”), which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities listed in the Nasdaq Stock Market, Inc. (“NASDAQ”) will be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities that are not listed on NASDAQ shall be valued at the most recent trade price.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/ or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value at the close of the business day. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

The Funds have adopted Statement of Financial Accounting Standard, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”). Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.

Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Fair Value Measurements require the Funds to classify their securities based on valuation method. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Quoted prices in active markets for identical securities.
•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the year ended February 28, 2014, no securities were transferred into or out of Level 1 or 2. The Funds held no Level 3 securities throughout the year. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of February 28, 2014.

Snow Capital Small Cap Value Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$90,916,279	$—	$—	$90,916,279
Real Estate Investment Trusts	1,726,364	—	—	1,726,364

Total Equity	92,642,643	—	—	92,642,643
Short-Term Investments	—	361,953	—	361,953

Total Investments in Securities	$92,642,643	$361,953	$—	$93,004,596

Snow Capital Opportunity Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$279,557,836	$—	$—	$279,557,836
Convertible Bonds	—	9,092,700	—	9,092,700

Total Equity	279,557,836	9,092,700	—	288,650,536
Short-Term Investments	—	41,413,564	—	41,413,564

Total Investments in Securities	$279,557,836	$50,506,264	$—	$330,064,100

Liabilities:
Written Options	$1,102,294	$—	$—	$1,102,294

The Snow Capital Small Cap Value Fund did not hold derivative instruments during the period presented.

The Snow Capital Opportunity Fund may use certain options and futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

Snow Capital Opportunity Fund

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of February 28, 2014 was as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instructions	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Equity Contracts—Options	Investments, at value	$—	Written options, at value	1,102,294

Total		$—		1,102,294

The effect of derivative instruments on the Statement of Operations for the year ended February 28, 2014 was as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Total
Equity Contracts	$(340,721)	4,423,885	$4,083,164

Total	$(340,721)	4,423,885	$4,083,164

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Total
Equity Contracts	$51,792	270,653	$322,445

Total	$51,792	270,653	$322,445

(b)	Options

The Snow Capital Opportunity Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period, current interest rates and supply and demand factors. The premium is the market value of an option at the time the contract trade is executed.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Transactions in options written during the year ended February 28, 2014 were as follows:

	Call Options
	Contracts	Premiums
Outstanding, beginning of period	1,780	$168,300
Options written	27,303	1,889,833
Options terminated in closing transactions	(630)	(60,066)
Options exercised	(11,065)	(763,173)
Options expired	(13,418)	(952,032)

Outstanding, end of period	3,970	$282,862

	Put Options
	Contracts	Premiums
Outstanding, beginning of period	1,259	$85,158
Options written	45,226	4,993,761
Options terminated in closing transactions	(600)	(30,059)
Options exercised	(5,811)	(538,139)
Options expired	(30,014)	(3,474,383)

Outstanding, end of period	10,060	$1,036,338

As of February 28, 2014, the fair value of long positions which served as collateral for call options written was $28,569,720.

Transactions in purchased options during the period ended February 28, 2014 were as follows:

Contracts
Outstanding, beginning of period	1,257
Options purchased	3,511
Options terminated in closing transactions	(22)
Options exercised	(1,363)
Options expired	(3,383)

Outstanding, end of period	—

(c)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(d)	Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of the dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The net asset value (“NAV”) per share of the Funds is calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Funds charge a 0.50% redemption fee on shares held less than thirty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of the Funds’ daily NAV calculation.

Redemption fees were charged by the Funds as follows:

	Year Ended February 28, 2014	Year Ended February 28, 2013
Snow Capital Opportunity Fund	$2,816	$897
Snow Capital Small Cap Value Fund	$1,067	$172

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or by other equitable means. Expenses directly attributable to a class of shares, which presently only include 12b-l distribution and service fees, are recorded to the specific class.

(h)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid were as follows:

	Year Ended February 28, 2014	Year Ended February 28, 2013
Snow Capital Small Cap Value Fund
Ordinary Income	$1,798,588	$1,186,423
Long Term Capital Gain	$1,821,402	$13,466
Snow Capital Opportunity Fund
Ordinary Income	$53,239	$695,118
Long Term Capital Gain	$—	$—

As of February 28, 2014, the components of accumulated earnings on a tax basis were as follows:

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund
Cost basis of investment for Federal income tax purposes	$83,465,479	$266,861,588

Gross tax unrealized appreciation	13,540,747	70,346,142
Gross tax unrealized depreciation	(4,001,630)	(7,143,630)

Net tax unrealized appreciation	9,539,117	63,202,512

Undistributed ordinary income	1,848,219	197,007
Undistributed long-term capital gain	1,683,929	10,667,208

Total distributable earnings	3,532,148	10,864,215

Other accumulated losses	—	199,600

Total accumulated earnings (losses	$13,071,265	$74,266,327

The difference between book basis and tax basis of investments is attributable to deferral of losses on wash sales.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax adjustment:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/ (Loss)	Paid In Capital
Snow Capital Small Cap Value Fund	695,905	(695,905)	—
Snow Capital Opportunity Fund	(1,907)	1,907	—

The Opportunity Fund utilized $40,581,262 of its accumulated net realized capital loss carryovers in the fiscal year ended February 28, 2014.

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of February 28, 2014. Also, the Funds have not recognized interest and penalties related to uncertain tax benefits in fiscal 2014. At February 28, 2014, the following years remain open to examination in the Funds’ major tax jurisdictions; fiscal years 2011 through 2014 for the Opportunity Fund and 2011 through 2014 for the Small Cap Value Fund.

(4)	Investment Adviser

The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the annual rate of 1.00% for the Opportunity Fund and 1.15% for the Small Cap Value Fund of each Fund’s average daily net assets.

The Adviser has agreed to waive its management fees and/or reimburse a Fund’s other expenses at least through June 28,2015, to the extent necessary to ensure that each Fund’s total annual operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, acquired fund fees and expenses, dividends or interest expense on short positions, expenses incurred in connections with any merger or reorganization or extraordinary expenses such as litigation) do not exceed the Expense Limitation Caps as follows:

	Class A	Class C	Institutional Class
Small Cap Value Fund (through October 31, 2013)	2.00%	2.75%	1.75%
Small Cap Value Fund (effective November 1, 2013)	1.70%	2.45%	1.45%
Opportunity Fund	1.75%	2.50%	1.50%

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than a Fund’s Expense Limitation Cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	Small Cap Value Fund	Opportunity Fund
February 28, 2015	$214,662	$—
February 28, 2016	$186,726	$—
February 28, 2017	$82,607	$—

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 0.75% of each Fund’s average daily net assets of Class A and Class C shares, respectively, for services to prospective Fund shareholders and distribution of Fund shares, and 0.25% of each Fund’s average daily net assets of Class C shares for shareholder servicing. During the year ended February 28, 2014, the Opportunity Fund Class C shares accrued the 0.25% shareholder service fee for only a portion of the year. During the year ended February 28, 2014, the Funds accrued expenses pursuant to the 12b-1 Plan as follows:

	12b-1 Fees	Shareholder Servicing Fees
Opportunity Fund
Class A	$327,389
Class C	$349,563	$101,217
Small Cap Value Fund
Class A	$99,027
Class C	$57,761	$19,254

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator and Fund Accountant under an Administration Agreement. The Administrator performs various administrative and accounting services including: preparing various federal and state regulatory filings, reports and returns for the Funds; preparing reports and materials to be supplied to the Trustees; monitoring the activities of the Funds’ custodian, transfer agent and accountants; coordinating the preparation and payment of the Funds’ expenses; and reviewing the Funds’ expense accruals. For the year ended February 28, 2014, administration and accounting fees of $132,316 and $342,218 were incurred for the Small Cap Value Fund and Opportunity Fund, respectively. At February 28, 2014, the Administrator was owed fees of $36,698 and $85,552 from the Small Cap Value Fund and Opportunity Fund, respectively.

USBFS also serves as the transfer agent to the Funds. U.S. Bank, N.A. (“US Bank), an affiliate of USBFS, serves as each Fund’s custodian. For the year ended February 28, 2014, the Small Cap Value Fund incurred $88,576, and $13,873 in transfer agency and custody fees, respectively. For the year ended February 28, 2014, the Opportunity Fund incurred $266,456, and $37,265 in transfer agency and custody fees, respectively. At February 28, 2014, the Small Cap Value Fund owed $22,229, and $2,544 for transfer agency and custody fees, respectively. At February 28, 2014, the Opportunity Fund owed $40,466, and $8,031 for transfer agency and custody fees, respectively.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank.

The Trust’s Chief Compliance Officer is also an employee of USBFS. For the year ended February 28, 2014, the Small Cap Value Fund and Opportunity Fund were allocated $7,997 and $8,001, respectively, of the Trust’s Chief Compliance Officer’s fee. At February 28, 2014, the Small Cap Value Fund and Opportunity Fund owed fees of $2,002 and $2,004, respectively, to USBFS for Chief Compliance Officer services.

(7)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

Snow Capital Small Cap Value Fund – Class A Shares	Year Ended February 28, 2014	Year Ended February 28, 2013
Shares Sold	802,611	642,666
Shares issued to holders in reinvestment of distributions	35,225	24,058
Shares redeemed	(179,896)	(151,280)

Net increase	657,940	515,444

Snow Capital Small Cap Value Fund – Class C Shares	Year Ended February 28, 2014	Year Ended February 28, 2013
Shares Sold	341,614	43,042
Shares issued to holders in reinvestment of distributions	10,560	3,543
Shares redeemed	(16,208)	(23,538)

Net increase	335,966	23,047

Snow Capital Small Cap Value Fund – Institutional Shares	Year Ended February 28, 2014	Year Ended February 28, 2013
Shares Sold	632,681	216,613
Shares issued to holders in reinvestment of distributions	16,451	9,316
Shares redeemed	(149,919)	(198,560)

Net increase	499,213	27,369

Snow Capital Opportunity Fund – Class A Shares	Year Ended February 28, 2014	Year Ended February 28, 2013
Shares Sold	3,336,250	628,074
Shares issued to holders in reinvestment of distributions	—	2,623
Shares redeemed	(2,962,093)	(2,956,223)

Net increase	374,157	(2,325,526)

Snow Capital Opportunity Fund – Class C Shares	Year Ended February 28, 2014	Year Ended February 28, 2013
Shares Sold	277,660	81,331
Shares issued to holders in reinvestment of distributions	—	—
Shares redeemed	(250,183)	(607,755)

Net increase	27,477	(526,424)

Snow Capital Opportunity Fund – Institutional Shares	Year Ended February 28, 2014	Year Ended February 28, 2013
Shares Sold	1,295,297	1,387,620
Shares issued to holders in reinvestment of distributions	1,006	17,211
Shares redeemed	(1,047,049)	(2,444,592)

Net increase	249,254	(1,039,761)

(8)	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the year ended February 28, 2014 are summarized below.

	Snow Capital Opportunity Fund	Snow Capital Small Cap Value Fund
Purchases:
U.S. Government	$—	$—
Other	240,891,131	85,207,694
Sales:
U.S. Government	$—	$—
Other	242,645,871	43,602,406

Report of Independent Registered Public Accounting Firm

To the Shareholders of Snow Capital Family of Funds and

Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and options written, of Snow Capital Family of Funds, consisting of Snow Capital Small Cap Value Fund and Snow Capital Opportunity Fund (collectively, the “Funds”), each portfolios of the diversified series constituting Trust for Professional Managers, as of February 28, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of February 28, 2014, the results of their operations for the period then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin

April 29, 2014

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Snow Capital Family of Funds

Additional Information

(Unaudited)

Tax Information

For the fiscal year ended February 28, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Small Cap Value Fund	20.76%
Opportunity Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 28, 2014 was as follows:

Small Cap Value Fund	14.53%
Opportunity Fund	100.00%

For the fiscal year ended February 28, 2014, taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Funds as follows:

Small Cap Value Fund	0.00%
Opportunity Fund	100.00%

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-SNOWFND (877-766-9363).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 E. Michigan St. Milwaukee, WI 53202 Age: 58	Trustee	Indefinite Term: Since August 22, 2001	Professor and Chair of Accounting (2004-present).	35	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 57	Trustee	Indefinite Term: Since August 22, 2001	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-present).	35	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 70	Trustee	Indefinite Term: Since October 23, 2009	Retired; Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994-present); Vice President, Secretary, Treasurer and CCO of Granum Series Trust (an open-end investment company) (1997-2007); President, CAO and CCO, Granum Securities, LLC (a broker-dealer) (1997-2007).	35	Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies); Independent Trustee, Gottex Multi- Alternatives fund complex (three closed-end investment companies); Independent Manager, Ramius IDF fund complex (two closed-end investment companies).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Interested Trustee and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee
Joseph C. Neuberger(1) 615 E. Michigan St. Milwaukee, WI 53202 Age: 51	Chairperson, and Trustee	Indefinite Term: Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	35	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	President and Principal Executive Officer	Indefinite Term: Since January 24, 2013	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004-present).	N/A	N/A

Robert M. Slotky 615 E. Michigan St. Milwaukee, WI 53202 Age: 66	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term: Since January 26, 2011	Senior Vice President, U.S. Bancorp Fund Services, LLC (2001-present).	N/A	N/A

Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 34	Secretary	Indefinite Term: Since November 15, 2005	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC (2004-present).	N/A	N/A

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 40	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term: Since January 24, 2013	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2002-present).	N/A	N/A

Jesse Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 32	Assistant Treasurer	Indefinite Term: Since July 21, 2011	Mutual Fund Administrator, U.S. Bancorp Fund Services LLC (2008-present).	N/A	N/A
(1)	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser, the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-877-SNOWFND (877 766-9363). A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877 SNOWFND (877-766-9363), or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discountinue householding for your accounts, please call toll-free at 1-877-SNOWFND (877-766-9363) to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

SNOW CAPITAL FAMILY OF FUNDS

Investment Adviser

Snow Capital Management L.P.

2000 Georgetowne Drive, Suite 200

Sewickley, Pennsylvania 15143

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on May 6, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2014	FYE 2/29/2013
Audit Fees	$49,460	$48,010
Audit-Related Fees	0	0
Tax Fees	$8,860	$8,590
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2014	FYE 2/29/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2014	FYE 2/29/2013
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by

Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed May 6, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Trust for Professional Managers

By (Signature and Title)*   /s/ John Buckel

     John Buckel, President

Date     April 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ John Buckel

John Buckel, President

Date     April 30, 2014

By (Signature and Title)*   /s/ Jennifer Lima

     Jennifer Lima, Treasurer

Date     April 30, 2014

* Print the name and title of each signing officer under his or her signature.